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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         Cytoclonal Pharmaceutics Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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                          CYTOCLONAL PHARMACEUTICS INC.

                                  SUPPLEMENT TO
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         ORIGINALLY SCHEDULED TO BE HELD
                          ON JUNE 4, 2001 AND ADJOURNED
                               UNTIL JUNE 15, 2001

To the Stockholders of
Cytoclonal Pharmaceutics Inc.

         Please be advised that the Annual Meeting of Stockholders scheduled to be held on June 4, 2001, was adjourned with respect to consideration of Proposal 3, relating to amendments to the Company's 2000 Stock Option Plan that include an increase in the number of incentive stock options and nonqualified stock options available for grant, and a change in the vesting period for options. The adjourned annual meeting will be held at 2110 Research Row, Suite 601, Dallas, Texas 75235, on Friday, June 15, 2001, at 9:00 a.m., local time to consider and act upon Proposal 3. We hope you have had an opportunity to read the Proxy Statement dated May 1, 2001 (the "Proxy Statement"), and to consider the matters that were to be presented at the Company's annual meeting.

         If you do not plan to attend the annual meeting on June 15, 2001, and you have not already voted or you wish to change your vote with respect to Proposal 3, we urge you to vote the enclosed proxy card by mail, by telephone or through the internet. Proposals 1 and 2 have been closed and have been approved by the requisite vote of the Company's stockholders.

         MANAGEMENT RECOMMENDS A "YES" VOTE ON PROPOSAL 3.

         In addition, this letter supplements and amends the language appearing in the sixth sentence of the first paragraph under "Voting Securities" on page 2 of the Proxy Statement to clarify that a majority vote of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required for approval of Proposal 3.

         We look forward to receiving your signed and dated proxy at your earliest convenience, and we thank you for your prompt attention to this request. This Supplement is being mailed to the Company's stockholders on or about June 4, 2001.

                                        By Order of the Board of Directors,


                                        Daniel M. Shusterman, Secretary
Date: June 4, 2001